F&G Analyst Day September 7, 2022

F&G | Analyst Day 2 Disclaimer & Forward-Looking Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; natural disasters, public health crises, international tensions and conflicts, geopolitical events, terrorist acts, labor strikes, political crisis, accidents and other events; concentration in certain states for distribution of our products; the impact of interest rate fluctuations; equity market volatility or disruption; the impact of credit risk of our counterparties; changes in our assumptions and estimates regarding amortization of our deferred acquisition costs, deferred sales inducements and value of business acquired balances; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of our insurance subsidiaries to make cash distributions to us; and other factors discussed in “Risk Factors” and other sections of our information statement filed with the Securities and Exchange Commission.

F&G | Analyst Day 3 Non-GAAP Financial Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this presentation includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within.

Welcome and Opening Remarks F&G | Analyst Day 4

F&G | Analyst Day 5 Agenda All times are Eastern Time (ET) 12:15-12:45 Q&A Session 10:30-10:45 BREAK Page 69 Closing Remarks Page 47 Institutional Scott Cochran President, Institutional & New Markets Page 4 Welcome & Opening Remarks F&G Overview Chris Blunt CEO & President Page 7 Page 22 Investments Leena Punjabi SVP, Chief Investment Officer Page 36 Retail Markets John Currier President, Retail Markets Page 53 Financial Update Wendy Young EVP, Chief Financial Officer

F&G | Analyst Day 6 Strong Rationale For F&G Partial Spin-off F&G Ownership Before Partial Spin-off After Partial Spin-off F&G FNF ~85% (Majority ownership) FNF 100% ► Purpose of transaction is to create shareholder value and allow investors to invest directly in F&G ► FNF intends to dividend 15% of F&G’s common shares to FNF shareholders on a pro rata basis ► Continued benefit to F&G from FNF’s majority ownership ► New optionality for F&G access to public markets over time, as needed ► On track to close early in fourth quarter of 2022, subject to customary approvals Public Shareholders ~15% F&G

I. F&G Strategic Overview F&G | Analyst Day 7 Chris Blunt President and CEO

F&G | Analyst Day 8 Creating A Compelling Investment Case for F&G Targeting Large and Growing Markets F&G is a nationwide leader in the large markets we play in, and demographic trends will provide tailwinds to give us significant room to continue growing – including untapped Middle Market demand for Life coverage and the opportunity to migrate consumers from CDs to fixed annuities F&G Dividend Distribution Will Unlock Value Investors can capitalize on FNF’s investment in F&G as our strategy and our platform have positioned us to grow earnings at healthy rate while generating significant positive net cash flow Track Record of Success Superior Ecosystem Our long-standing relationships with distribution, durable investment edge, and track record of attracting top talent give us a sustainable competitive advantage We have delivered consistent top line growth and return on assets across varying market cycles, and we expect to continue to outperform the rest of the market, especially in a rising rate environment

F&G | Analyst Day 9 About F&G Snapshot Five Distinct Distribution ChannelsOur Product Lines ► Retail Channels ► Independent insurance agents (IMOs) ► Broker Dealer ► Banks ► Institutional Channels ► Pension risk transfer ► Funding agreements Background ► Founded in 1959 as a life insurance company ► Acquired by Fidelity National Financial (NYSE: FNF) in 2020 ► Headquartered in Des Moines, IA; nearly 750 employees ► Ranking as a Top Workplaces company for 4 consecutive years ► Fixed Deferred Annuities ► Fixed indexed annuity (FIA) ► Multi-year guaranteed annuity (MYGA) ► Pension Risk Transfer (PRT) ► Life Insurance ► Indexed universal life (IUL) ► Funding Agreements ► Funding agreement backed notes (FABN) ► Federal Home Loan Bank (FHLB) A- Stable A.M. Best A- Stable S&P Global A- Stable Fitch Ratings Baa1 Positive Moody’s Financial Strength Ratings

F&G | Analyst Day 10 How F&G Makes Money – Illustrative Client deposits $100K 1 F&G invests in high quality and well diversified portfolio 2 F&G’s yield outpaces cost of funds and expenses 3 F&G’s AAUM growth drives earnings 4 Spectrum of client needs met (accumulation, income & wealth transfer), with no principal loss F&G’s strategic partnership with Blackstone provides a competitive advantage Product margin is difference between portfolio earned yield and cost of funds As a rule of thumb, F&G has earned 100 bps return on assets (ROA) on an after-tax basis Sales Assets Under Management Product Margin, Net of Expenses Adjusted Net Earnings

F&G | Analyst Day 11 Our History 1Reflects financial strength rating for primary operating subsidiaries OUR MISSION We help people turn their aspirations into reality OUR VISION Every day we will strive to improve the financial lives of more and more people, backed by the passion of our team and grounded in a culture of mutual respect OUR RECENT HISTORY 2017 2018 2020 2021 2022 2018  Upgraded to A- by A.M. Best1 2020 Acquired by FNF; renamed F&G Annuities & Life  Upgraded to A- (S&P, Fitch) and Baa1 (Moody’s)1  Launched Bank & Broker Dealer channels 2021  Launched funding agreement-backed notes  Launched pension risk transfer 2017 Acquired by CF Corporation; renamed FGL Holdings  Formed partnership with Blackstone asset manager 2022  Announced F&G Partial Spin-off (NYSE: FG)

F&G | Analyst Day 12 FNF’s Ownership Has Taken F&G From “Aspirational” to “Realized” F&G Before FNF Merger: FY2019 F&G After FNF Merger: FY2021 FNF acquired F&G on June 1, 2020; we benefited from immediate financial strength ratings upgrades which positioned us to quickly expand in our existing channels and enter into new markets ► At the time of the FNF merger, we committed to doubling assets to $50B over five years through organic growth ► In just over two years, F&G is well ahead of expectations ► We successfully and profitably grew our market share in existing channels while expanding in new distribution channels ► We have invested an incremental $100M in technology to fuel our growth ► F&G is now a diversified market leader, well-positioned for continued growth in both retail and institutional channels 146% Growth1 38% Growth1 37% Growth1 10 bps # Product Lines “Monoline” # Distribution Channels 1 Adjusted Net Earnings $264M Adjusted Return on Assets 103 bps Gross Sales $3.9B Assets Under Management $26.4B # Product Lines 5 # Distribution Channels 5 Adjusted Net Earnings $361M Adjusted Return on Assets 113 bps Gross Sales $9.6B Assets Under Management $36.5B 1Reflects 2-Year 2020-2021 annual periods

60% 14% 10% 7% 5% 4% Fixed Indexed Annuities Fixed Rate Annuities Immediate Annuities Funding Agreement-Backed Notes Life Pension Risk Transfer $38.7B F&G | Analyst Day 13 We Have A Clean & Profitable Inforce Book Our inforce liabilities are surrender charge protected and our asset and liability cash flows are well matched; our inforce book does not contain typical problematic legacy business ► Our liability profile drives our investment strategy ► 90% of inforce annuity is surrender charge protected; actual surrenders and lapses are consistent with profitability targets ► New business and inforce are actively managed to maintain pricing targets ► Asset and liability cash flows are well matched GAAP Net Reserves1 Annuity Metrics1 Weighted average life 6 years % Surrender protected 90% Average remaining surrender charge (% of account value) 7% % Subject to market value adjustment (MVA) 69% Average cost of options/interest credited 2.0% Distance to guaranteed minimum crediting rates 98 bps 1As of June 30, 2022

F&G | Analyst Day 14 We Are Playing In High Growth Markets … U.S. Consumer Savings1 Certificates of Deposit2 Retail Life & Annuities3 Pension Risk Transfer4 Funding Agreements6 $140B $210B $354B 12020 USD in personal savings accounts per Statista (published 2/21/2022) 22018 USD held in CD Accounts <$100K per Federal Reserve Bank of St. Louis 32020 direct written premiums for Individual Life and Individual Annuities per Conning $600B 4Value of U.S. pension risk transfer (PRT) assets held with all current PRT writers per LIMRA 2Q22 Pension Risk Transfer Survey 5Based on multiple companies starting plan termination processes in 2H20 and the process usually taking 12-18 months, plus forecast for increase in pension buy-in volume as well (per same Legal & General report) 6Outstanding value of Funding Agreement Backed Securities per Conning (as of 6/30/2021) $2.3T Untapped demand for permanent life insurance, especially in the Middle Market Transaction volume likely to increase5 The U.S. retirement and middle markets are growing and we are both well-established and well-positioned for continued growth in our retail and institutional channels Consumers increasingly rely on personal savings for retirement income Many of these consumers would be better served by fixed annuity products

2018 2019 2020 2021 2022F F&G | Analyst Day 15 … And We’re Winning … Funding Agreements Agent PRT Broker Dealer Bank $9.6B $4.5B $3.9B$3.6B +39% CAGR1 Annual Total Gross Sales by Distribution Channel ($B) • FNF and F&G Merger • F&G ratings upgrades (June 2020) 1CAGR reflects 2018-2021 annual periods

77% 17% 1% 4% $4.5B 46% 12% 6% 24% 12% $9.6B 39% 23%3% 25% 9% $5.7B (6 Mos.) 16 … While Significantly Diversifying Our Business Note: Reflects Total Gross Sales FY2021 SalesFY2020 Sales 1H22 Sales Bank Broker Dealer Agent Funding Agreements Pension Risk Transfer (PRT) C ha nn el Pr od uc t 45% 18%1% 24% 12% $9.6B 37% 28%1% 25% 9% $5.7B (6 Mos.) Multi-year Guaranteed Annuity (MYGA) Indexed Universal Life (IUL) Funding Agreements Fixed Indexed Annuity (FIA) Pension Risk Transfer (PRT) 84% 5% 7% 4% $4.5B F&G | Analyst Day

Our strategic partnership with Blackstone provides a sustained competitive advantage, opportunities for entering higher margin lines, and potential to disintermediate investment banks in credit origination F&G | Analyst Day 17 We Have A Durable Investment Management Edge Note: Data as of January 1, 2022 ► Our strategic, long-term partnership with Blackstone is a sustainable competitive advantage, given their world-class platform ► Our liability profile and risk appetite drives our investment strategy ► Our high quality, well-diversified asset portfolio is well-positioned for varying macro environments ► We have clear and robust governance; Blackstone does not hold an equity stake in F&G Nearly $1 Trillion Assets Under Management 36 year history & proven track record across varying cycles >300 Investment professionals World’s largest alternative asset manager >260 Portfolio companies About Blackstone Inc. (NYSE: BX)

Our management team has a disciplined approach for considering which lines of business to enter, achieving our targeted new business profitability, and managing our capital and in-force book; we target and pursue opportunities that leverage our strengths ► After the partial spin-off, FNF and F&G will operate as two publicly traded companies ► FNF will retain control of an approximately 85% equity ownership stake ► F&G will continue to benefit from FNF’s scale and financial strength and maintain its independence from Blackstone F&G | Analyst Day 18 We Have A Clear Governance Structure ► F&G makes all investment strategy decisions and sets risk parameters ► F&G reaps the competitive advantage of Blackstone’s expertise & capabilities, but maintains its independence ► F&G has a robust governance process and framework to manage the investment portfolio ► Blackstone is responsible for idea generation and security selection ► FNF’s ownership of F&G continues to provide mutual strategic advantages ► FNF has demonstrated its commitment to F&G through capital allocation and support of investments for scalable growth ► With FNF as a parent, F&G has successfully executed its diversified growth strategy despite macro environment volatility and uncertainty We Have Benefitted From FNF’s Scale & Financial Strength We Have A Strategic Asset Management Relationship With Blackstone

Our management team has a record of long-term success and has delivered impressive results in the last few years F&G | Analyst Day 19 We Have A Track Record of Attracting Top Talent John Currier President, Retail Markets 30+ years of experience ► Named President, Retail Markets in February 2021; previously EVP, Actuarial, Marketing and Product Development ► Formerly EVP & Chief Actuary of Aviva USA, Chief Product Officer for AmerUs Group and Chief Actuary for Life Companies of Farm Bureau Financial Services John Phelps EVP, Chief Distribution Officer 30+ years of experience ► Named EVP, Chief Distribution Officer in May 2019 ► Formerly SVP Life & Fixed Annuity Distribution, Old Mutual US Life ► Additional experience with Executive Marketing Insurers and Conseco Life Insurance Chris Blunt President and CEO 30+ years of experience ► Named President in January 2019 ► Formerly Senior Managing Director and CEO of Blackstone Insurance Solutions ► Held executive positions at New York Life, Merrill Lynch and Goldman Sachs & Co Scott Cochran President, Institutional & New Markets 28 years of experience ► Named President, Institutional & New Markets in February 2021 ► Formerly Senior Advisor at Blackstone for the Insurance Strategy Team and as Executive Vice President and founder of the Global Acquisition Business at RGA David Martin SVP, Chief Risk Officer 30 years of experience ► Named Chief Risk Officer in March 2022; previously Co-Chief Investment Officer ► At F&G and Blackstone since 2011 supporting investment portfolio strategy ► Formerly held positions with Fannie Mae, Conning Asset Mgmt/Swiss Re Investors and Merrill Lynch Leena Punjabi SVP, Chief Investment Officer 17 years of experience ► Named Chief Investment Officer in March 2022; previously Co-Chief Investment Officer ► Formerly Principal at Mercer providing investment advice to insurance companies and corporate pension plans Jodi Ahlman SVP, General Counsel 19 years of experience ► Named General Counsel in September 2020; oversees legal and compliance functions including market conduct matters ► Formerly Senior Counsel at Athene Matthew Christensen SVP, Chief Operating Officer 17 years of experience ► Named COO in March 2022; previously Chief Administrative Officer ► Formerly Principal at Blackstone and IT leader at Jackson National Life Renee Hamlen SVP, Chief Human Capital & Brand Officer 25 years of experience ► Named to current role in March 2022; previously SVP, Chief Marketing Officer ► Formerly Marketing VP at New York Life ► Extensive, diverse experience in insurance sector ► Operated through numerous economic cycles ► Strong team culture and cohesiveness ► Ranking as a Top Workplaces company for 4 consecutive years Wendy Young EVP, Chief Financial Officer 30+ years of experience ► Named EVP, Chief Financial Officer in February 2022; previously EVP, Chief Risk Officer ► Formerly VP Financial Planning & Analysis, Old Mutual US Life; additional actuarial experience with The Acacia Group and Ernst & Young LLP

F&G | Analyst Day 20 Resulting In Consistent Growth In ROA Despite Volatile Rates Return On Assets vs. 10-Year UST Yield 86 100 103 109 113 110 2017 2018 2019 2020 2021 1H22 0 bps 20 bps 40 bps 60 bps 80 bps 100 bps 120 bps 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 10-Year UST GAAP Return on Assets (bps) F&G’s primary “spread model” generates stable return on assets (ROA) despite volatility in interest rates ► We have demonstrated our ability to deliver consistent top line growth, increase assets under management and generate steady ROA across varying market cycles ► ROA is driven by profitable asset growth and increasing margins from scale over time ► Our ROA trend demonstrates the Blackstone advantage ► Assets are well-matched to our stable and predictable liability profile which enables steady ROA ► We have a tailwind in rising rate environment, with ~16% of the portfolio held in floating rate assets

F&G | Analyst Day 21 We Are At An Attractive Inflection Point Growing Inforce Block >$40B AUM Cash generation to fund common dividend Capital generation to fund F&G’s organic growth Return on capital can be deployed to fund growth and common dividend Sources of capital Capital fuels growth Sales growth drives AUM AUM growth drives earnings Earnings growth = More capital 3 4 5 1 2 We have reached an inflection point of scale which positions investors to capitalize on the cash flow potential of our profitable inforce book and the upside from our multi-channel new business platform

II. Investments F&G | Analyst Day 22 Leena Punjabi SVP, Chief Investment Officer

F&G | Analyst Day 23 Investments Key Highlights We have a differentiated asset management model ► F&G sets investment strategy & risk limits ► F&G investment committee reviews & approves all strategic investment decisions ► Blackstone is responsible for idea generation and security selection ► Flexibility to use other partners through our reinsurance platform over time Our Differentiated Investment Approach Our liability profile and risk appetite drives our investment strategy ► Assets are well-matched to our stable and predictable liability profile with strong surrender charge protection ► Illiquidity, complexity & origination premiums provide enhanced yields without added credit risk Our long-term partnership with Blackstone is a sustainable competitive advantage ► Blackstone serves as our strategic asset manager ► Blackstone’s origination capabilities seek to provide incremental spread that is impactful for F&G given our balance sheet scale ► Our relationship with Blackstone expands our investment universe to new asset classes ► Preserves the ability to manage the portfolio regardless of rate/spread environment  Our investment portfolio continues to perform well, as expected  Modest average credit-related impairments of 7 bps over the last 3 years, below our pricing assumption  We are a valuation-sensitive and opportunistic buyer  Our portfolio is well-positioned to withstand extreme economic environments, such as the Global Financial Crisis High Quality and Well-Diversified Portfolio Our Strategic Partnership with Blackstone Our Liability Profile Drives Investment Strategy

F&G | Analyst Day 24 Our Differentiated Investment Approach F&G Blackstone Strategy & Risk Idea Generation & Security Selection Investment Portfolio Clear & Robust Governance ► F&G’s Chief Investment & Risk Offices set strategic asset allocation and risk limits ► New investment asset classes undergo an internal risk assessment process to ensure suitability for our insurance company balance sheet ► All major decisions need to be reviewed & approved by the F&G Investment Committee ► Blackstone is solely our asset management partner ► Blackstone is responsible for idea generation and security selection ► Blackstone is not an owner, nor involved in governance of the insurance company How We Manage The Investment Portfolio

F&G | Analyst Day 25 Our Liability Profile & Risk Appetite Drives Our Investment Strategy Asset allocation decisions for the investment portfolio begin with a deep understanding of our liability profile, resulting in a well matched asset / liability profile Liabilities Assets ► Short, intermediate & long duration liabilities Asset duration managed within one year of liability duration ► “Sticky” & predictable liabilities Opportunity to add illiquidity premium, when attractive ► Annual rate renewal provides pricing flexibility Flexibility to add floating rate assets and provide upside in rising rate & inflationary environments; also, a meaningful portion of our floating rate assets have LIBOR floors ► Varying cash flow profiles Access to private asset classes allows some customization of the cash flow profile to better match that of the liabilities

Our Origination Premiums Enhance Yield; No Added Credit Risk F&G | Analyst Day 26 Structured Private Origination vs. Comparable Duration & Quality Corporates Our direct origination platform systemically provides additional spread, without any additional credit risk, as compared to the broadly syndicated market ► Borrowers & originators value certainty of execution & ability to customize terms of debt, resulting in higher yields and current income to the investor ► Most directly originated asset classes have been in existence for a long time within the bank channel and have a long performance history over multiple market cycles, providing observable data for thorough underwriting ► Directly originated assets allow for customization ► Careful selection of sectors, issuers and borrower profiles ► Higher structural protection provides better performance vs. public market assets ► We can pivot quickly between public and private new originations as market conditions change, enabling us to maintain competitive positioning in all market environments Spread (bps)

F&G | Analyst Day 27 We Benefit From Blackstone’s Capabilities & Relationships Data as of 3/31/2022, unless noted otherwise 1As of 1/1/2022 2Includes companies in which Blackstone owns >10% or has at least one board seat Credit A Leading Corporate Credit Investment Platform One of the world’s largest CLO managers with a proven track record; highly integrated CLO and credit teams Highly Experienced Team 2221 investment professionals integrated within 4461 total Blackstone Credit professionals Real Estate A Leading Global Real Estate Business One of the largest global real estate businesses in the world with $299 billion in AUM Vast Global Expertise 158 Real Estate Debt professionals globally integrated within 741 total Real Estate professionals globally Asset-Based Finance Proprietarily Sourced Assets Through Blackstone Ecosystem Excess spread to equivalently rated corporates Team with Insurance Investment Expertise Understands assets within the context of insurance general accounts Blackstone leverages its network of portfolio companies to originate private debt, and glean first hand industry trends & insights2

F&G | Analyst Day 28 We Have A Fully Developed Asset Class Toolkit ► 6 asset classes ► Access mostly limited to public markets ► Heavy reliance on credit risk premium for spread ► Lower portfolio credit quality ► 14 asset classes ► Access to both public and private markets ► Diversified exposure to new & differentiated risk premiums, with enhanced spread ► Higher portfolio credit quality Corps Munis EMD Prefs & hybrids Structured Credit CMLS Traditional Private Placements RMLs Speciality Finance Consumer & Asset Backed Lending Direct Corporate Lending Infrastructure Debt Triple Net Lease Aviation Debt Private Corps Munis EMDPrefs & hybrids CMLS Traditional Private Placements Private Illustrative Toolkit: 8 New Asset Classes NAIC 1.6 NAIC 1.5 Preserves competitiveness regardless of market environment; F&G is tapping into markets that competitors don’t have access to Before Blackstone Partnership After Blackstone Partnership Public Public

29% Corporates 24% Structured Securities 16% Private Origination 12% Mortgage Loans 6% Alternatives (LP) 4% Pfd/Hybrid 3% Municipal 3% EMD 2% Other 0% Cash 1% Gov't & Treasury $36B Our High Quality, Diversified Portfolio Is Well-Positioned F&G | Analyst Day 29 Portfolio remains conservatively positioned & well-matched to liability profile ► Fixed income portfolio is 92% investment grade ► Asset / liability duration well-balanced ► Floating rate exposure offers upside in a rising short-term rate environment; also, a meaningful portion of our floating rate assets have LIBOR floors Credit quality in portfolio remains strong and impairment history demonstrates the portfolio is performing as expected ► Modest average credit-related impairments of 7 bps over the last 3 years, below our pricing assumption Investment Portfolio by NAIC Designation1 GAAP Fair Values as of 6/30/2022 (ex. portion of deferred annuities to Kubera Somerset and Aspida Re) 1Other consists of ICOLI, FHLB stock, low income housing tax credits and options Investment Portfolio by Asset Class Refer to ‘Portfolio Spotlight’ slides for further details on these differentiated investment capabilities 54% NAIC 1 29% NAIC 2 4% NAIC 3 1% NAIC 4 0% NAIC 5 & 6 3% LP 6% Other 1% Cash/Treas $36B

51% Residential 24% Multi Family 12% Industrial 8% Office 3% Retail 2% Other 1% Hotel 46% Corporate Lending 27% Private Specialty Finance 25% Asset Backed & Consumer Loans 2% Triple Net Lease 42% CLO 37% CMBS 12% ABS 9% Non Agency RMBS 0% Agency RMBS Our Investment Portfolio Key Attributes F&G | Analyst Day 30 Structured Credit Portfolio1 ► Core fixed income: Focus remains high grade public and private securities with strong risk adjusted returns ► Structured credit: Provides access to well diversified, high quality assets across CLOs, CMBS and ABS ► Mortgage loans: Superior loss-adjusted performance relative to similar rated corporates ► Direct Origination: Diversified private credit exposure to a wide spectrum of underlying collateral Investment Rationale Fixed Income1 (ex Structured, Mtg. Loan & Private Origination) 1GAAP Fair Values as of 6/30/2022 (ex. portion of deferred annuities to Kubera Somerset and Aspida Re) $9B Mortgage Loan Portfolio1 $4B Private Origination Portfolio1 $5B 71% Corporates 10% Pfd/Hybrid 9% Municipals 8% EMD 2% Gov't & Treasury $15B

We Are A Valuation Sensitive And Opportunistic Buyer F&G was early to allocate to CLOs and reduced exposure as spreads tightened, while peers continued to add exposure to CLOs Note: As of 2/15/2021. Past performance is not necessarily indicative of future results. There is no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses 1Peer data based on insurance statutory filings. F&G holdings as of 12/31/2021. Source: SNL. CLO A and BBB spreads based on JPM Post-crisis Unhedged A and BBB CLOIE Index. Primary Peers consist of Athene, American Equity Life, Global Atlantic, and Guggenheim. Secondary Peers consist of AIG, Allianz, Brighthouse, John Hancock, Jackson National, Lincoln, MetLife, Prudential, Sammons, Symetra, Transamerica, and Voya. Peer group selected by Blackstone Insurance Solutions Portfolio Management analysis based on structural similarity to F&G 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 F&G Peer Avg1 Total Peer Group1 F&G | Analyst Day 31 Allocation YoY Change Allocation YoY Change Allocation YoY Change Allocation YoY Change 12/31/2016 Life insurance peers have steadily increased CLO exposure over time regardless of the spread environment

Stress Testing Scenarios and Methodology Investment Portfolio Stress Testing F&G | Analyst Day 32 ► Moderate and Severe Recession scenarios are modeled by F&G and BIS investments and risk teams ► Moderate Recession: Based on characteristics from recessions in 1990/1991 (1st Gulf War), 2001 (dot-com & 9/11) and 2020 (COVID-19) ► Severe Recession: Based on characteristics from the Great Recession (2007-2009) ► Methodology: Used cumulative historical credit migration, defaults and recoveries assuming instantaneous shock with no management actions ► Top-down losses and credit migration applied to corporates, muni’s, preferred stock and alternatives ► Bottom up, collateral level loss modeling for CLOs, CMBS and RMBS; applied Global Financial Crisis (GFC) collateral level constant default rates (CDRs) and severity to post-GFC (2.0/3.0) structures which feature higher levels of subordination and tighter collateral eligibility requirements

Stress Test Results by Asset Class F&G | Analyst Day 33 Stress Test: Results With No Management Actions ► Impact of default losses and credit drift are mitigated by reduced required capital from lower alternative asset market value and improved covariance benefit ► Mark-to-market (MTM) impact on alternatives is unrealized and would be expected to recover over time, consistent with historical and recent experience ► The stress scenarios assume an instantaneous shock on 12/31/2021 investment portfolio, with no additional earnings on the underlying inforce block Recession Scenario Severe Recession Scenario 4Q21 Portfolio Allocation Stat Loss ($M) Loss % per Asset Class Stat Loss ($M) Loss % per Asset Class Corporates & Municipals 43% (63) -0.4% (116) -0.8% Structured Assets (CLO/ABS) 26% (23) -0.3% (32) -0.4% Commercial Mortgages (CML/CMBS) 14% (23) -0.5% (53) -1.1% Residential Mortgages (RML/RMBS) 7% (12) -0.5% (24) -1.0% Subtotal Fixed Income1 90% (120) -0.4% (224) -0.7% Alternative MTM 7% (311) -13.1% (513) -21.5% Preferred Stock MTM 2% (59) -7.1% (121) -14.5% Subtotal Equity MTM 10% (370) -11.5% (633) -19.7% Total (490) -1.5% (857) -2.5% Incremental Required Capital Impacts (Credit Drift @350) 57 25 Total Impact on Excess Capital (433) (832) Before Stress Test, excess capital at 350% RBC is >$500M 1Reflects fixed income other than temporary impairment (OTTI)

517 (832) 315 0 Exc Cap 12/31/21 Stress Impact Mgmt Levers Used Exc Cap After Levers Severe Stress Impact on Excess Capital ($M) Capital Position Before & After Stress & Management Actions F&G | Analyst Day 34 Stress Test: Management Actions To Mitigate Impact Base modeling assumed no management actions; however active management of portfolio affords many opportunities to mitigate loss and credit drift impact ► Alts & Preferred Stock MTM losses are considered temporary (unrealized) and expect to normalize over time ► Management levers provide near term benefit of >$500M: ► +$200M revolver utilization (FNF) ► +$200M increased reinsurance activity, reducing retained by $3B ► +$150M reduced new business by $1B for 1 year ► After Moderate Stress, excess capital remains at $84M; no management actions required to maintain positive excess capital ► After Severe Stress, $500M+ management actions are more than sufficient to return excess capital from ($315M) to positive excess capital Total Excess CapitalDecreaseIncrease 1 1Illustrative Severe Stress Test utilized $315M of the $500M+ available management levers 517 (433) 84 Exc Cap 12/31/21 Stress Impact Exc Cap After Levers Moderate Stress Impact on Excess Capital ($M) Stress

III. Retail Markets F&G | Analyst Day 35 John Currier President, Retail Markets

We have a competitive product portfolio that meets a wide range of consumer needs ► Our product set is mission driven to help people turn their aspirations into reality ► We provide great service to policyholders as recognized by J.D. Powers, among leading annuity providers F&G | Analyst Day 36 Our Successful And Diversified Growth In Retail Markets  We grew 2 new channels to $3B+ AUM in 2 years post-launch  We have generated above market growth in core agent IMO  We have invested for scalability, efficiency, and flexibility Our Products Meet Consumer Needs Our deep and broad distribution relationships are a competitive advantage ► We have longstanding relationships and a reputation for transparency and consistency ► We partner with distribution to build great products, optimize market positioning, and help them grow We Are Trusted By Distributors Our products, distribution and pricing discipline drive leading market positions ► We add volume through core strengths, not through sacrifices of profitability ► We pursue adjacencies to our core competencies We Are Winning In High Growth Markets  We are positioned for continued profitable growth  We don’t have troublesome legacy books of business Key Accomplishments We have grown and diversified in a thoughtful way, building on our core strengths of product expertise, distribution relationships and pricing discipline

F&G | Analyst Day 37 Our Current Product Offerings We choose to offer products that help our clients meet their aspirations, are aligned with our distribution partners, that F&G can manufacture and manage profitably, and have strong growth potential Fixed Indexed Annuity (FIA) Principal protection with upside and income potential Consumer ► Meets consumer risk tolerance ► Configurable for multiple customer needs ► Demographic tailwinds for market growth Distribution Partners ► Established distribution partners F&G ► Deep product expertise ► Strong product margins ► Repriced to economics each month Consumer ► Simple & easy to understand for customers ► Customer demand for bank CD alternatives Distribution Partners ► Aligned to distribution partners F&G ► Deep product expertise ► Priced for current economics MultiYear Guaranteed Annuity (MYGA) Simple, safe alternative with good return Consumer ► Meets consumer risk tolerance ► Configurable for multiple customer needs ► Demographic tailwinds for market growth Distribution Partners ► Established distribution partners F&G ► Deep product expertise ► Strong product margins ► Repriced to economics each month Indexed Universal Life (IUL) Financial protection at death with accumulation and living benefits

Summary of FIA Product Features ► Product: Simple deferred annuity product with principal protection ► Loss Protection: Index credit is never less than $0; policyholders are protected from loss ► Liquidity: Guaranteed surrender values and penalty free withdrawals up to specified amount ► Surrender Charges: Withdrawals above the penalty free amount are assessed surrender charge if during the penalty period (usually 7- 14 years); protects F&G from heightened liquidity needs F&G | Analyst Day 38 F&G Indexed Annuities – FIA ► Our Fixed Indexed Annuities (FIAs) are versatile and meet a range of consumer needs, whether accumulation or guaranteed income, with performance linked to a specific market index (primarily S&P 500 Index) with a guaranteed floor Source: Wink’s Sales & Market Report, 1H22 1CAGR reflects 2017-2021 annual periods 34 42 45 37 42 24 20 26 28 21 23 12 54 68 73 58 65 36 2017 2018 2019 2020 2021 1H22 Industry FIA Sales ($B) Bank/BD Ind./Others 1.8 2.3 2.8 3.4 3.9 1.9 0.1 0.4 0.2 1.8 2.3 2.8 3.5 4.3 2.1 2017 2018 2019 2020 2021 1H22 F&G Total Gross Sales – FIA ($B) Bank/BD Ind./Others

Summary of MYGA Product Features ► Product: Offers deferred annuities which credit a guaranteed interest rate for 3, 5 or 7 years and a principal guarantee ► Surrender Charges: Matching surrender charge to initial term, with reset upon renewal ► MYGA Advantage over CD: MYGA operates similar to a bank CD, but provides tax advantaged accumulation & annuitization option F&G | Analyst Day 39 F&G Fixed Annuities – MYGA ► Our Multi-Year Guaranteed Annuities (MYGAs) provide consumers with safe, fixed-income-like accumulation ► These deferred annuity products offer a crediting rate that is guaranteed for a specified number of years Source: Wink’s Sales & Market Report, 1H22 1CAGR reflects 2017-2021 annual periods 7 10 13 11 11 7 23 31 33 42 39 34 30 41 46 53 50 41 2017 2018 2019 2020 2021 1H22 Industry MYGA Sales ($B) Bank/BD Ind./Others 0.6 0.8 0.8 0.4 0.4 0.3 0.4 1.3 1.3 0.6 0.8 0.8 0.8 1.7 1.6 2017 2018 2019 2020 2021 1H22 F&G Total Gross Sales – MYGA ($B) Bank/BD Ind./Brokerage

F&G | Analyst Day 40 F&G Indexed Annuities – RILA Launch Planned for 2023 Source: Wink’s Sales & Market Report, 1H22 1CAGR reflects 2017-2021 annual periods 9 11 17 24 38 20 2017 2018 2019 2020 2021 1H22 Industry RILA Sales ($B) ► One of the fastest growing segments of the annuity space, Registered Indexed Link Annuities (RILAs) are similar to FIA’s and meet consumer needs for either accumulation or guaranteed income with performance linked to a specific market index, but also provide a wider range of outcomes on a registered chassis Summary of RILA Product Features ► Product: Simple deferred annuity product with protected loss profiles ► Loss Protection: Policyholders choose their loss profile ► Liquidity: Guaranteed surrender values and penalty free withdrawals up to specified amount ► Surrender Charges: Withdrawals above the penalty free amount are assessed surrender charge if during the penalty period (usually 5- 10 years); protects F&G from heightened liquidity needs

F&G | Analyst Day 41 F&G Indexed Universal Life Source: Wink’s Sales & Market Report, 1H22 1CAGR reflects 2017-2021 annual periods 1,970 2,220 2,370 2,160 2,470 1,316 2017 2018 2019 2020 2021 1H22 Industry IUL Sales ($M) 36 28 38 50 87 56 2017 2018 2019 2020 2021 1H22 F&G Total Gross Sales – IUL ($M) ► Our Indexed Universal Life (IUL) provides consumers with death benefit protection, as well as a complementary product that allows them to build on their savings with performance linked to a specific market index (primarily S&P 500 Index) with a guaranteed floor Summary of IUL Product Features ► Product: Universal life product with interest credited based on external market index performance ► Policy Charges: Cost of insurance assessed to provide for the death benefit and policy costs ► Loss Protection: Index credit is never less than $0; policyholders are protected from loss ► Liquidity: Guaranteed surrender values and penalty free withdrawals up to specified amount ► Surrender Charges: Withdrawals above the penalty free amount are assessed surrender charge if during the penalty period (usually 10-15 years); protects F&G from heightened liquidity needs

Our Retail Distribution Partnerships Are Unique and Proven Over 20 years of product development partnership and investment We have moved from significant to top positions within our partners and advisors as we grow together We adapt to how our partners’ businesses are changing F&G | Analyst Day 42 We win by offering customized solutions, taking a consultative approach to growing our partners’ businesses, and developing deep relationships at all levels of the F&G organization from the CEO down Time Tested Growing Together ► Product co-sponsorships with 5 of our Top 10 Annuity Partners ► Long history of supporting &/or funding distribution partner growth ► Tailored life offerings by distribution partner ► Leading Top 5 product rank in most of our top firms ► Over 6 partners generate >$600M annual sales with F&G ► 5 consecutive years of Power Producer growth ► Growing all channels, while diversifying ► Multiple business models are represented in each channel ► Our key partners are sophisticated, often having multiple models ► We tailor by partner how we work together ► We are significant on multiple products and distribution models within many firms Individual Relationships

F&G | Analyst Day 43 Our Retail Distribution Is A Competitive Advantage 1Source: Wink Annuities Sales Reports for 1H22 Agent IMO: Annuity • FIA market leader, #3 market share1 • $2B+ sales in 1H22; on record pace • Deep, long tenured partners • Proven track record of profitability Agent IMO: Life Brokerage • Deep, long tenured partners • New brokerage partnerships • Rising life presence in Annuity IMO • Strong profitability Agent IMO: Life Network Mktg • Significant growth segment • Serving middle and cultural markets • Owned distribution opportunities • Strong profitability Bank – Launched in 2020 • #1 annuity carrier w/ our top banks • $1B+ sales in 1H22; on record pace • Strong relationship scorecards • Growing product & partner footprint Broker Dealer – Launched in 2020 • #1 in annuities w/ top partner following unprecedented launch • Expanding partners ahead of RILA Key Product Initiatives Significant new offerings in 2023: • MYGA offering in New York to enhance Life Network Marketing • New RILA product launch

Industry Sales Ranking – FIA Industry Sales Ranking – IUL Industry Sales Ranking – MYGA We Are A Market Leader Across Our Markets And Channels F&G | Analyst Day 44 F&G 1H22 Channel Ranking – FIA ► # 3 in IMO Channel ► # 9 in Bank Channel Rank FY2018 1H22 (6 Mos) Company $ B Company $ B 1 Allianz 9.2 Athene 4.5 2 Athene 6.7 Allianz 4.2 3 Nationwide 5.2 AIG 3.0 4 AIG 4.9 Mass Mutual 2.4 5 Great American 4.5 Sammons 2.3 6 AEL 4.3 F&G 2.1 7 Pac Life 3.6 Global Atlantic 2.0 8 Lincoln 3.1 AEL 1.7 9 Global Atlantic 2.8 Nationwide 1.5 10 F&G 2.3 SILAC 1.5 Rank FY2018 1H22 (6 Mos) Company $ B Company $ B 1 New York Life 7.9 New York Life 7.7 2 Global Atlantic 4.9 Mass Mutual 5.1 3 AIG 4.3 Western Southern 3.9 4 Mass Mutual 1.8 AIG 3.0 5 Symetra 1.6 Global Atlantic 2.3 6 Colorado Bankers 1.4 Pac Life 1.9 7 Protective 1.3 Athene 1.7 8 Delaware 1.1 F&G 1.6 9 Pac Life 1.1 Symetra 1.5 10 Athene 1.0 Oceanview 1.1 12. F&G 0.8 Rank FY2018 1H22 (6 Mos) Company $ M Company $ M 1 Pac Life 363 National Life 166 2 National Life 254 Pac Life 138 3 Transamerica 177 Transamerica 132 4 Securian 103 Nationwide 116 5 Nationwide 98 Sammons 102 6 AIG 94 John Hancock 101 7 Allianz 84 Allianz 63 8 Voya 70 F&G 56 9 AXA 70 Securian 51 10 Midland 70 Ameritas 50 20. F&G 28 F&G 1H22 Channel Ranking – MYGA ► # 3 in Broker Dealer Channel ► # 7 in Bank Channel F&G 1H22 Channel Ranking – IUL ► # 7 in IMO Channel ► # 4 in number of IUL Policies Source: Wink Annuities and Life Sales Reports

F&G | Analyst Day 45 We Are Positioned To Win In Large & Growing Retail Markets ► FIA in IMO was our primary focus ► IUL was steady but ‘niche’ distribution ► A steady but constrained competitor ► Leading positions in FIA, MYGA & IUL ► Strong positions in multiple distribution ► Steady and strong competitor ► Well-positioned to further strengthen FIA, MYGA, and IUL, and adding RILA ► Potential for leading position in multiple distribution channels ► Admired, efficient, scalable and flexible Then Now Tomorrow Five (or more) thriving distribution systems with an even more complete product portfolio Five distribution systems with a robust product portfolio Focused on one distribution and with a limited product portfolio Consistently meeting or beating our new business profitability targets and delivering for our stakeholders We will continue to grow and diversify in a thoughtful way, building on our core strengths of developing and building distribution relationships, product expertise & pricing discipline

Scott Cochran President, Institutional & New Markets IV. Institutional Markets F&G | Analyst Day 46

3Q21 ~$360M (3 deals)1 Dec ‘20 Selected proven TPA partner F&G | Analyst Day 47 We Have Become A Player In Pension Risk Transfer … Our proven track record of PRT execution … ► $2.3B plan transaction value from inception through August 2022; transfer of legacy defined benefit pensions to F&G group annuity ► 10 transactions completed, ranging $65M to $500M in size; over 30,000 covered lives, with an additional 13,000 onboarding ► Ranked #8 player in PRT market in 20212; only 6 months in market ► Investments deployed beat expectation despite volatile markets Looking ahead … ► $2-4B annual sales run rate; will vary given “episodic” nature ► Expect to pursue segment expansion opportunities, including more plan terminations and deferred lives, as well as larger deal sizes ► Ongoing excellence in investments, operations & risk management 13Q21 includes $60M transaction in July 2021 2Source: LIMRA 3Timeline reflects activity from inception through August 31, 2022 2020 1H21 2H21 1H22 2H222 1H20 F&G assesses market; decision to launch 2H20 Leadership recruited and onboarded 1H21 Developed and filed product offering, built underwriting, investments, operational and risk policies Jul ‘21 ~$60M 1st win 4Q21 ~$750M (4 deals) 1st case with deferred lives 1Q22 $500M+ Largest deal Jun ‘22 Investments deployed slightly ahead of expectation since inception Jun ‘22 Successfully administering 30,000+ plan participants: onboarding 13,000 additional 3Q22 ~$620M (2 deals), including first repeat transaction

F&G | Analyst Day 48 45,000+ Pension Plans $2.3T Assets $30-40B Annual PRT Market $8-10B F&G Current Target Mkt. ~$2-4B F&G annual sales run rate, based on appetite & market conditions Pension landscape… ► Pension plan liabilities have become increasingly difficult for companies to manage in today’s market & regulatory environment ► Plans over $100M+ comprise 90% of $2.3T single employer total ► Private sector defined benefit plans cover nearly 23M pensioners1 ► Corporate pension plans are at or near full funding with de-risked asset portfolios; supportive of pension risk transfer ► Pension risk transfer remains the only employer-controlled means to completely transfer defined benefit risks and costs F&G’s disciplined selection … ► Dynamic and rigorous assessment of each deal’s attributes ► Pursuing 20% of total PRT market premium dollars, or ~50% in our target segment ► Typically bid against 3-5 high quality, experienced competitors ► Winning 25% of premium dollars pursued U.S. Pension Landscape vs. F&G Target Market 1Source: 2019 Pension Insurance Data Tables and F&G Internal PRT market data …By Thoughtfully Managing The Market Opportunity

F&G | Analyst Day 49 We Have Scaled Our Funding Agreement Program … Our proven track record of funding agreement execution … ► $2.6B total AUM issuance from inception through 2Q22; 4 FABN issuances completed with laddered maturities ► Have attracted highly sophisticated institutional investors with a corporate debt alternative ► Top 15 issuer in FABN market in 20211; only 7 months in market ► Investments deployed beat expectation despite volatile markets Looking ahead … ► Segment expansion opportunities including floating rate notes and non-USD issuances ► Seek to maximize program subject to internal risk limits, relative market attractiveness and rating agency operational leverage limits ► Long term AUM intended to grow in line with F&G retained AUM ► Ongoing excellence in investments, operations & risk management 1H21 2H21 1H222 1H21 Assembled team, built platform including operations, underwriting, and risk policies Jan ‘21 Recognized FABN opportunity; decided to pursue Sept ‘21 $1.15B FABN issued; follow on transaction Jan ‘22 $400M FABN issued 1H22 FHLB funding agreement strategy refreshed Jun ‘22 $300M FABN issued Jun ‘21: $750M FABN issued; inaugural FGGF program launch 1Source: Deutsche Bank 2Timeline reflects activity from inception through June 30, 2022 Jun ‘22 Investments deployed slightly ahead of expectation since inception

F&G | Analyst Day 50 …Which Led To A Successful Launch In Institutional Markets  Grew two businesses to ~$5B AUM in first 15 months providing meaningful profits, channel diversification and scale  Proven track record of execution, including strong investment performance and well regarded operations  Priced products to yield strong returns, commensurate to Retail Our Institutional business leverages our core competencies and stays true to our risk philosophies (e.g. straight forward liabilities) ► We target opportunities & market segments that represent the most achievable and attractive risk/reward ► We differentiate with transaction and investment expertise, overlaid by a targeted approach to meet client needs Value-Add Proposition ► We built deep expertise; our team has >200 years of combined experience ► We have attracted well regarded industry leaders; drawn to the F&G story, dynamic culture and growth opportunity Attracting Top Talent ► Our entrance strategies revolved around less risky market segments to establish our foundation ► We are positioned to expand & refine our chosen market segments, as business develops and market conditions shift Selective Positioning  Small internal team with a highly variable expense structure providing considerable scale benefits and ability to be nimble  Scale and expanding capabilities further enable further Retail competitiveness Key Accomplishments

V. Financial Update Wendy Young EVP, Chief Financial Officer F&G | Analyst Day 51

Finance Highlights ► We have a track record of disciplined & profitable growth ► New business growth and stable inforce retention has driven AUM and earnings growth, as well as a stable and strong capital profile ► We have a scalable “return on assets” model that is durable through varying economic cycles ► Diversified, stable, low-risk liability profile without higher-risk legacy products ► We ensure transparency across the economic measures in which we evaluate our financial performance ► Full disclosure of non-GAAP metrics to supplement GAAP metrics ► We have a strong solvency and capital profile ► Going forward, F&G intends to fund its continued growth with strong and growing statutory earnings, reinsurance programs and unused debt capacity in line with ratings ► We have reached an inflection point where we expect to start distributing a portion of our adjusted net earnings to our shareholders over time, subject to F&G board of directors’ approval F&G | Analyst Day 52

3.6 4.3 6.1 3.2 3.7 3.5 1.1 2.0 3.9 4.5 9.6 4.3 5.7 2019 2020 2021 1H21 1H22 Institutional Retail F&G’s Track Record of Disciplined & Profitable Growth F&G | Analyst Day 53 Adjusted GAAP Net Earnings1 ($M) Adjusted Return on Assets (ROA) (BPS) Total Gross Sales ($B) Average Assets Under Management (AAUM) ($B) 1CAGR reflects 2019-2021 annual periods 264 299 361 170 210 2019 2020 2021 1H21 1H22 Total Net Sales 3.9 4.5 8.7 3.8 4.9 57% CAGR1 17% CAGR1 103 109 113 114 110 2019 2020 2021 1H21 1H22 25.6 27.3 31.9 29.7 38.4 2019 2020 2021 1H21 1H22 Ending AUM 26.4 28.6 36.5 31.8 40.3 12% CAGR1 + 10 bps Notable Items 60 70 64 34 20

F&G | Analyst Day 54 Our Proven Track Record: Sales 1CAGR reflects 2019-2021 annual periods 2Total Net Sales reflects sales attributable to flow reinsurance to third parties 3.6 4.3 6.1 3.2 3.7 0.3 0.2 3.5 1.1 2.0 3.9 4.5 9.6 4.3 5.7 2019 2020 2021 1H21 1H22 Institutional Retail 57% CAGR1 Total Gross Sales By Channel ($B) Total gross sales reflect diversified growth strategy; sales volumes effectively managed within profitability & capital targets ► We are well-positioned to continue to grow total gross sales at a double-digit rate, outpacing the industry ► Going forward, F&G intends to fund its continued growth with statutory earnings, reinsurance programs and unused debt capacity in line with ratings ► We expect continued asset growth from net retained sales ► Reinsurance provides an alternative source of balance sheet to optimize returns ► Total net sales reflect MYGA new business flow reinsurance with unaffiliated reinsurer effective in 2021 ► Going forward, we will continue to strategically use reinsurance to further diversify our sources of earnings − Reinsurance provides fee-based source of earnings through the ceding commission on AUM ceded Total Net Sales2 3.9 4.5 8.7 3.8 4.9

F&G | Analyst Day 55 Our Proven Track Record: Earnings 1CAGR reflects 2019-2021 annual periods 22019 and 1H21 were not restated in Form 10 and therefore not available Strong GAAP Adjusted Net Earnings from organic growth ► Adjusted net earnings driven by AAUM growth & ROA expansion ► AAUM growth reflects strong net new business asset flows ► ROA expansion reflects disciplined pricing actions on new business and inforce book, as well as scale benefits ► Ending assets under management at $36.5B as of 12/31/2021, growing to $40.3B as of 6/30/2022 ► As we continue to scale, we expect margins will expand over time due to significant investments in technology and other operating platforms in the last three years 264 299 361 170 210 2019 2020 2021 1H21 1H22 GAAP Adjusted Net Earnings ($M) 17% CAGR1 Net Income 361 (39) 857 360 466 AUM 26.4 28.6 36.5 31.8 40.3 AAUM ($B) 25.6 27.3 31.9 29.7 38.4 Adj. ROA (bps) 103 109 113 114 110 Adj. ROE2 NA 15% 11% NA 11%

F&G | Analyst Day 56 Our Proven Track Record: Stable and Strong Capital Profile 12.5-Year CAGR reflects 2020-2021 annual periods and six months ended June 30, 2022 Stable and Strong GAAP Capital ProfileSolid F&G capitalization and modest leverage position ► We expect to manage to a 25% adjusted debt-to-capitalization ratio long term target, in line with ratings ► $400M intracompany term loan completed with FNF in 2021 for incremental growth capital has been converted to equity in 2Q22, ahead of F&G partial spin-off targeted for early 4Q22 ► Given F&G’s excess debt capacity at 6/30/2022, it is anticipated that F&G could issue senior notes ahead of the partial spin-off transaction ► We expect to maintain the company action level risk based capital (RBC) ratio for our primary operating subsidiary at or above 400% ► We target 2x holding company annual fixed charge coverage 2,877 3,751 4,624 550 950 550 3,427 4,701 5,174 2020 2021 1H22 Debt Equity (ex AOCI) Adj. Debt to Capital % 16% 20% 11% GAAP Capitalization ($M) A- Stable A.M. Best A- Stable S&P Global A- Stable Fitch Ratings Baa1 Positive Moody’s Financial Strength Ratings

F&G | Analyst Day 57 F&G’s Recent Performance – 1H22 Result As of and for the quarter ended June 30, 2022 Average Assets Under Mgmt Return on Assets Adjusted Net Earnings $38.4B 110 bps $210M Retail Sales Institutional Sales Total Sales Ending Assets Under Mgmt $3.7B $2.0B $5.7B $40.3B Scalable model generates consistent and increasing earnings driven by AUM growth Drives 24% vs. 1H21

F&G | Analyst Day 58 Scalable Return on Asset Model – 1H22 Illustrated 1Adjusted return on assets (ROA) is calculated on a year-to-date basis by dividing annualized adjusted net earnings (ANE) by year-to-date average assets under management (AAUM) 2Overall Product margin = portfolio earned yield – cost of funds 475 bps 238 bps 127 bps 110 bps Portfolio Earned Yield Cost of Funds Expenses (Operating, Interest & Taxes) Adjusted Net Earnings Unique Investment Capabilities Attractively Priced Liabilities Scalable Operating Platform Attractive ROA1 with Strong Earnings Growth Potential Overall Product Margin2: 2.37% 1 2 3 4$911M $458M $243M $210M 1 2 3 4

F&G | Analyst Day 59 Resulting In Consistent Growth In ROA Despite Volatile Rates Return On Assets vs. 10-Year UST Yield 86 100 103 109 113 110 2017 2018 2019 2020 2021 1H22 0 bps 20 bps 40 bps 60 bps 80 bps 100 bps 120 bps 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 10-Year UST GAAP Return on Assets (bps) F&G’s primary “spread model” generates stable return on assets (ROA) despite volatility in interest rates ► We have demonstrated our ability to deliver consistent top line growth, increase assets under management and generate steady ROA across varying market cycles ► ROA is driven by profitable asset growth and increasing margins from scale over time ► Our ROA trend demonstrates the Blackstone advantage ► Assets are well-matched to our stable and predictable liability profile which enables steady ROA ► We have a tailwind in rising rate environment, with ~16% of the portfolio held in floating rate assets

1Reflects company action level RBC for primary insurance operating subsidiary 2As of June 30, 2022 Strong Solvency Ratio • Maintain >400% RBC Ratio1 Solid Leverage Position • Debt/Capital Ratio of 11%, excl. AOCI2 • $550M Senior Note with 2025 Maturity ► FNF’s size, scale and financial strength provides F&G with strategic advantages to grow ► Maintain flexibility and multiple sources of capital across the enterprise ► Strong balance sheet supported multiple ratings upgrades following merger with FNF We Have Strong Solvency & Capital Profile Solid Foundation in the Current Environment 60F&G | Analyst Day

F&G | Analyst Day 61 Our Strong Capitalization Supports Growth & Distributable Cash We have reached an inflection point where we expect to start distributing a portion of our adjusted net earnings to our shareholders over time, subject to F&G board of directors’ approval ► F&G’s capital allocation priorities will be focused on deploying capital to best maximize shareholder value through both continued investment in our business and generation of distributable cash for return of capital to shareholders ► F&G will have flexibility to adjust the level of retained sales as a “lever” to support net cash from operations with sustained asset growth Investing for Growth Reinvest in the Business Capital and other investments to support the growth strategy and maintain adequate capital buffer Net Cash from Operations Return to Shareholders Potential Common Dividend Payout Upon board approval, potential for common dividend and targeted increases over time ► Maintain efficient capital structure ► Target long-term debt-to-total capitalization excl. AOCI of approximately 25% ► Maintain solvency and capital targets in line with ratings

Selected GAAP Reporting Items F&G | Analyst Day 62

F&G | Analyst Day 63 Reconciliation Of GAAP To Adjusted Net Earnings Six Months Ended June 30, 2022 ($M) 1H22 Net earnings (loss) from continuing operations $466 Recognized (gains) and losses, net 41 Indexed product related derivatives (418) Purchase price amortization 11 Transaction costs 4 Amortization of actuarial intangibles and SOP-03-1 reserve offset on non-GAAP adjustments 38 Income taxes on non-GAAP adjustments 68 Adjusted net earnings $210 ► 1H22 GAAP net earnings from continuing operations of $466M includes asymmetry in accounting for assets and liabilities, which are primarily mark-to-market related and excluded from adjusted net earnings: ► $41M recognized gains and losses, net − The impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations, − The impact of market volatility on the alternative asset portfolio that differ from management’s expectation of returns over the life of these assets, and − The effect of changes in fair value of the reinsurance related embedded derivative ► ($418M) indexed product related derivatives − Liability mark-to-market impacts due to FIA related and embedded derivative market movements pursuant to FASB 133 − Does not represent options or derivative instruments ► $11M purchase price amortization − The impacts related to the amortization of certain intangibles recognized as a result of acquisition activities ► $4M transaction costs − The impacts related to acquisition, integration and merger related items ► $38M amortization of actuarial intangibles and SOP-03-1 reserve offset on non-GAAP adjustments ► $68M income taxes on non-GAAP adjustments 1H22 Adjusted Net Earnings of $210M … reflects a non-GAAP economic measure we use to evaluate financial performance each period

GAAP Book Value & Accumulated Other Comprehensive Income F&G | Analyst Day 64 ► As seen across much of the financial services sector, our investment portfolio net unrealized loss was higher as of 6/30/2022 due to higher interest rates and widening credit spreads which, in turn decreased book value by $1.4B in 2Q22; our view: ► Point in time mark-to-market ► Accounting driven; not economic ► Given asset liability match and adequate liquidity levers; we would not expect to have to sell securities and realize losses to meet corporate liquidity needs ► We remain comfortable with the investment portfolio: ► Diversified ► Well-positioned ► Strong credit quality ► Asset liability matched ► In the life and annuity sector, it is common for our key constituents to look at “equity excluding AOCI” for key metrics ► F&G equity excluding AOCI was up 16% in 2Q22, as compared to 1Q22

65 Equity Rollforward, Excluding AOCI1 Equity (ex AOCI) of $4.6B at 6/30/2022 vs. $3.8B at 12/31/2021; $873M or 23% increase, driven by: ► $604M permanent, non-market driven movement including: ► $400M conversion of FNF intercompany loan to equity ► $210M adjusted net earnings (ANE) ► ($6M) other adjustments to ANE, ex mark-to-market movements ► $269M mark-to-market (MTM) movements; these market-driven impacts are excluded from ANE but reflected in GAAP net income. As a reminder, these impacts can be positive or negative depending on market movements: ► $259M favorable Liability mark-to-market primarily from FIA related and embedded derivatives ► $10M favorable Investments mark-to-market primarily due to net unrealized market value change F&G Equity ex AOCI – FY2021 to 1H22 ($M) F&G | Analyst Day 1Accumulated other comprehensive income (AOCI) 3,751 4,355 4,624 400 210 (6) 259 10 FY2021 Debt Conversion ANE Other 1H22 Pre-MTM Liab MTM Inv MTM 1H22 MTM Movements $269 +23% YTD

Finance Key Takeaways ► We have a simple business model ► We have a simple financial model ► We have a scalable “return on assets” model that is durable through varying economic cycles with potential for growth over time ► We have a strong solvency and capital profile and have reached an inflection point to generate distributable cash over time F&G | Analyst Day 66

VI. Closing Remarks and Q&A F&G | Analyst Day 67

F&G | Analyst Day 68 Creating A Compelling Investment Case for F&G Targeting Large and Growing Markets F&G is a nationwide leader in the large markets we play in, and demographic trends will provide tailwinds to give us significant room to continue growing – including untapped Middle Market demand for Life coverage and the opportunity to migrate consumers from CDs to fixed annuities F&G Dividend Distribution Will Unlock Value Investors can capitalize on FNF’s investment in F&G as our strategy and our platform have positioned us to grow earnings at healthy rate while generating significant positive net cash flow Track Record of Success Superior Ecosystem Our long-standing relationships with distribution, durable investment edge, and track record of attracting top talent give us a sustainable competitive advantage We have delivered consistent top line growth and return on assets across varying market cycles, and we expect to continue to outperform the rest of the market, especially in a rising rate environment

Appendix F&G | Analyst Day 69

*CONFIDENTIAL: Do Not Distribute Outside F&G Appendix – Investments F&G | Analyst Day 70

Structured Credit – Why We Like It F&G | Analyst Day 71 CLO Top 10 Industries2 ► Collateralized loan obligation (CLO) portfolio well diversified across industry, issuer and manager; focus on investment grade with ample par subordination ► Commercial mortgage-backed securities (CMBS) focus on seasoned CMBS which allow for visibility into credit performance, built- in appreciation and contractual amortization which reduces risk exposure; target more stable property types, such as multi-family, to create a defensive portfolio ► Asset Backed Securities (ABS) focus on high quality, directly originated specialty finance assets diversified by collateral type ABS Top 10 Collateral1 Investment Rationale CMBS by Property Type1 1GAAP Fair Values as of 6/30/2022 (ex. portion of deferred annuities to Kubera Somerset and Aspida Re) 2Par values as of 6/30/2022 (ex. portion of deferred annuities to Kubera Somerset and Aspida Re) 25% Office 32% Residential 13% Retail 15% Hospitality 8% Industrial 7% Other $3B 20% Solar / Renewable Loans 12% Lender Finance 9% PE Finance 7% Life Contingent Structured Settlement 7% Other 6% Auto Leases / Loans 5% Telecommunications 5% Royalty & Licensing 5% Consumer Loans 4% Utilities 20% All Other (< Top 10) $4B 12% Healthcare & Pharmaceuticals 12% High Tech 9% Banking, Finance, Insurance & Real Estate 8% Services: Business 5% Media: Broadcasting & Subscription 5% Hotels, Gaming & Leisure 4% Telecommunications 4% Constructions & Building 4% Beverage, Food & Tobacco 4% Capital Equipment 33% All Other (< Top 10) $3.5B

History Demonstrates Lower Relative Risk For CLOs F&G | Analyst Day 72 ► CLOs have a different risk profile and economic outcomes than holding the underlying loans directly 1Source: Citi Research, US CLOs, July 7, 2022 2Source: Standard & Poor’s, Mid 1990s –March 2022 3Source: CLO impairment – Moody’s Investor Service, Leveraged Loan – JP Morgan research Structural Protection  Diversification ► Rating agency requirement to diversify across industry sectors and issuers  Self-correcting mechanism ► Over-collateralization (OC) ► Interest Coverage (IC) ► Weighted Average Spread (WAS) ► Weighted Average Rating Factor (WARF)  Active management ► 30 bps default rate reduction due to de- risking actions prior to default1 Lower Historical Loss vs. Corporates & Other Structured Broader Economic Impact  Increase SME’s funding cost ► Diminishing investor demand could lead to higher CLO funding cost and less CLO origination ► CLOs support 70% of the primary HY loan issuance1  Increase in RBC capital cost on insurers ultimately inures to insurance-buying public  Lower default rate vs. corporate credit2  Lower loss rate vs. structured peers3 0% 10% 20% 30% AAA AA A BBB BB B CLO 2.0 Default Rate (Observed & NT Expected) CLO 1.0 Cumulative Default Rate (Final) Global Corp Avg 7-Yr Cumulative Default Rate 0% 5% 10% 15% Dec-98 Dec-03 Dec-08 Dec-13 Dec-18 CLO Impairment Rate Leveraged Loan Default

F&G CLO Portfolio Composition F&G | Analyst Day 73 Portfolio Spotlight: CLOs ► Highly diversified portfolio with ample par subordination ► Blackstone’s broad & deep understanding of the asset class, and ability to do loan level underwriting, distinguishes F&G’s portfolio from its peers Note: As of June 30, 2022 1Reflects the weighted average par subordination of the CLO portfolio (By rating) Investment Grade Par Subordination 53% 31% 20% 14% 8% 3% 7% 54% 31% 5% AAA AA A BBB BB and Below Credit Quality 95% investment grade Structural Protection 19% par subordination1 Capital Efficiency 1.44 NAIC rating Market Value $3.5B1

12.6% 12.0% 8.6% 7.5% 5.1% 4.9% 4.3% 3.9% 3.8% 3.7% 33.6% 0.0% 5.0% 10.0% 15.0% 40.0% Industry 1 Industry 2 Industry 3 Industry 4 Industry 5 Industry 6 Industry 7 Industry 8 Industry 9 Industry 10 Other 0.7% 0.5% 0.5% 0.5% 0.5% 0.4% 0.4% 0.4% 0.4% 0.4% 95.3% 0.0% 0.5% 1.0% 100% Issuer 1 Issuer 2 Issuer 3 Issuer 4 Issuer 5 Issuer 6 Issuer 7 Issuer 8 Issuer 9 Issuer 10 Other 14.4% 2.9% 2.6% 2.6% 2.5% 2.3% 2.3% 2.2% 2.1% 2.0% 63% 0.0% 10.0% 70.0% Manager 1 Manager 2 Manager 3 Manager 4 Manager 5 Manager 6 Manager 7 Manager 8 Manager 9 Manager 10 Other F&G | Analyst Day 74 Our CLO Portfolio Look Through Analysis ► Portfolio focused on high quality CLO securities backed by highly diversified pool of loans Note: As of June 30, 2022 IndustriesCompaniesCLO Managers 96 CLO managers 1,726 companies 34 industries

0% 2% 4% 6% 8% 10% 30%35%40%45%50%55%60%65%70% An nu al D ef au lt R at e Average Senior Loan Recovery Rate A BBB BB Long-Term Average Annual Default Rate U.S. CLO Impairment Frontier (First-loss scenarios among CLO tranches) F&G | Analyst Day 75 U.S. CLO Impairment Frontier ► CLO debt is well insulated from higher defaults and lower recovery rates ► “BB” CLOs can withstand an annualized default of 7% (that would have to occur every year) assuming a 64% average long-term loan recovery rate Note: Reflects Blackstone Credit’s views and beliefs as of June 30, 2022. Source: U.S. J.P. Morgan as of June 30, 2022 for average recovery rate and annual loan default rate; CLO impairment frontiers generated from Intex model and include key assumptions as follows: Interest rates based on current Intex curve, annual prepayment rate of 20%, Recovery lag = 12 months, CLO redeemed at AAA payoff date in standard CLO run, reinvestment price = 99.75, reinvestment rate = 3 month Libor + 325bps, no reinvestment post Reinvestment Period. Please note: the historical data point shown is calculated using annual default and recovery rates from J.P. Morgan Leveraged Loan Index and represents the average default rates and weighted average recovery rates from 1990-2022 for the long-term average time period. Average recovery rate is representative of first-lien loans as of June 30, 2022

F&G | Analyst Day 76 Portfolio Spotlight: Real Estate Debt ► BREDS (Blackstone Real Estate Debt Strategies) has assembled a high-quality portfolio with diversified exposure across asset classes and properties Note: As of June 30, 2022 Duration 4.5 years Spread 280 basis points Quality 1.6 NAIC rating Market Value $8.1B CMBS 39% RMBS 10% RML 26% CML 24% NNN 1% $8.1B

67% 12% 12% 8% 1% 0% 20% 40% 60% 80% 100% Q2'22 1 2 3 4 5 24% 20% 12% 24% 10% 10% 0% 20% 40% 60% 80% 100% Q2'22 Conduit (Below A) RMBS Conduit (A or above) SASB Agency CRE / CDOCLOs Q22 45% 20% 10% 13% 6% 6% 0% 20% 40% 60% 80% 100% Q2'22 Industrial / Self Storage Mixed Use / Other Hospitality Retail Office Multifamily / Mobile Home / Single Family F&G | Analyst Day 77 Portfolio Spotlight: CMBS & RMBS Note: As of June 30, 2022. Credit metrics aggregated from Bloomberg By Asset Type By NAIC RatingBy Property Type ► NAIC rating reflects NAIC’s intrinsic model, which drove lower ratings vs. NRSROs ► 81% of securities with NAIC 3-6 designations are rated investment grade by NRSROs 2Q 2Q 2Q

32% 13% 14% 25% Multifamily Retail F&G Portfolio Post-Crisis Conduit CMBS Portfolio Construction Comparison F&G | Analyst Day 78 Portfolio Spotlight: CMBS ► Prudent asset selection has led to more multifamily exposure and less retail vs. Conduit CMBS market averages Note: As of June 30, 2022 1BAML Conduit Data as of 6/30/2022 Credit Quality 86% Investment grade (NRSRO) Capital Efficiency 1.8 NAIC rating Market Value $3.2B Credit focus 55% Loan-to-value

48% Multifamily 24% Industrial 17% Office 5% Retail 5% Other 1% Hotel $2B F&G | Analyst Day 79 By Underlying Property Type Our CML portfolio is low risk, low leverage and well diversified ► All first mortgage loans, with average loan-to-value of 58% ► 78 holdings, with average loan size of $26M ► CML retail exposure is largely supermarkets and drug stores ► Legacy loan book is maturing between 2025-2030; planning to re- enter the market with a multi-family and industrial focus Investment Rationale By State By Loan-To-Value % GAAP Fair Values as of 6/30/2022 Portfolio Spotlight: Commercial Mortgage Loans 10% LTV <50% 36% LTV 50% to 60% 53% LTV 60% to 70% 1% LTV >70% $2B 24% CA 4% CT 12% FL 5% GA 5% NJ 6% NY 6% TX 38% Other $2B

9.5% 5.4% 31.0% 7.3% FY 2019 FY 2020 FY 2021 YTD 2022H1 Annualized Net Returns over the trailing 3 years: 17.1% (as of 12/31/2021) F&G | Analyst Day 80 Portfolio Spotlight: Alternatives ► Commitments to Blackstone and non-Blackstone alternatives total $4.2B ► Funded $1.8B or approximately 6% of portfolio ► The portfolio is well-diversified by underlying asset type, vintage year and geography Historical Performance 1H2 GAAP Fair Values as of 6/30/2022

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Around the same time, the United States, the United Kingdom, the European Union, and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russia-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s investments. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, could present material uncertainty and risk with respect to the Fund and the performance of its investments and operations, and the ability of the Fund to achieve its investment objectives. 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F&G | Analyst Day 84 Blackstone Related Important Disclosures (continued) Target Allocations. There can be no assurance that a Fund will achieve its objectives or avoid substantial losses. Allocation strategies and targets depend on a variety of factors, including prevailing market conditions, investment availability and Blackstone’s allocation procedures. There is no guarantee that such strategies and targets will be achieved and any particular investment may not meet the target criteria. Third-Party Information. Certain information contained in the Materials has been obtained from sources outside Blackstone, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Blackstone, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

*CONFIDENTIAL: Do Not Distribute Outside F&G Appendix – Finance F&G | Analyst Day 85

F&G | Analyst Day 86 GAAP Net Earnings Trend: ANE Adjustment Impacts by Line Item Condensed Consolidated Statement of Earnings Non-GAAP Adjustments Mapping (Dollars in millions) Twelve months ended Six months ended December 31, 2021 June 30, 2021 June 30, 2022 Revenues: Column1 Column2 Column3 Life insurance premiums and other fees 1,395$ 126$ 662$ X X Interest and investment income 1,852 860 876 X Recognized gains and losses, net 715 355 (723) X X Total revenues 3,962 1,341 815 X X Benefits and expenses: Benefits and other changes in policy reserves 2,138 549 (210) X X Personnel costs 129 61 64 Other operating expenses 105 54 49 X Depreciation and amortization 484 209 264 X X X Interest expense 29 15 17 Total benefits and expenses 2,885 888 184 Pre-tax earnings 1,077 453 631 Income tax expense (220) (93) (165) X X X X Net earnings from continuing operations 857 360 466 (Loss) earnings from discontinued operations, net of tax 8 11 - Net earnings attributable to common shareholders 865$ 371$ 466$ X = ANE Adjustments Indexed product related derivatives Purchase Amortization Transaction Costs Recognized (gains) losses, net

F&G | Analyst Day 87 Adjusted Net Earnings Trend: Key Non-GAAP Measure Adjusted Net Earnings Statement (Dollars in millions) Twelve months ended Six months ended December 31, 2021 June 30, 2021 June 30, 2022 Revenues: Column1 Column2 Column3 Life insurance premiums and other fees 1,396$ $126 $682 Interest and investment income 1,521 710 911 Recognized gains and losses, net - - - Total revenues 2,918 836 1,593 Benefits and expenses: Benefits and other changes in policy reserves 2,003 402 1,004 Personnel costs 129 61 65 Other operating expenses 101 50 46 Depreciation and amortization 204 94 155 Interest expense 30 15 17 Total benefits and expenses 2,465 622 1,287 Pre-tax earnings 452 214 306 Income tax expense (91) (44) (96) Adjusted net earnings 361$ $170 $210 Notable items included in adjusted net earnings Benefits and other changes in policy reserves 10 10 6 Assumption review and unlocking 8 8 30 Other notable items 46 16 (16) Total notable items 64 34 20 ► Adjusted Net Earnings reflects a non-GAAP economic measure we use to evaluate financial performance each period … excludes inherent asymmetry and volatility in GAAP net earnings ► ANE trend reflects: ► Lumpy PRT sales occurring in 2H21 and 1H22 − Included in ‘premiums’ and ‘reserves’ ► Operating performance ► Notable items which help explain trends in ANE ► ANE Statement is published in F&G’s Quarterly Financial Supplement (QFS)

Six months ended June 30, 2022 ($M) (bps) Portfolio Earned Yield 911 475 Product Fees Offset by Cost of Funds (458) (238) Net Op Expense (130) (68) Interest & Taxes (113) (59) Adjusted Net Earnings 210$ 110 F&G | Analyst Day 88 Aligning ANE to Scalable Spread Model 1Adjusted return on assets (ROA) is calculated on a year-to-date basis by dividing annualized adjusted net earnings (ANE) by year-to-date average assets under management (AAUM) Mapping Adjusted Net Earnings Statement to Return on Asset Model1 A B C D E Six months ended Return on Asset Model ($M) June 30, 2022 Category Mapping Revenues: Life insurance premiums and other fees 682$ Product Fees Offset by Cost of Funds Interest and investment income 911 Portfolio Earned Yield Recognized gains and losses, net 0 Product Fees Offset by Cost of Funds Total revenues 1,593 Benefits and expenses: Benefits and other changes in policy reserves 1,004 Product Fees Offset by Cost of Funds Net Operating Expense $74M Product Fees Offset by Cost of Funds ($9M) Net Operating Expense $56M Product Fees Offset by Cost of Funds ($10M) Depreciation and amortization 155 Product Fees Offset by Cost of Funds Interest expense 17 Interest & Taxes Total benefits and expenses 1,287 Pre-tax earnings 306 Income tax expense (96) Interest & Taxes Adjusted net earnings 210$ Personnel costs 65 Other operating expenses 46 B B B B B B A C D D E C

F&G | Analyst Day 89 GAAP Product Accounting: $1,000 Sale Illustration Deposit Accounting Model for Deferred Annuities Premium & Benefit Accounting Model for PRT Net investment income 45 4.5% x $1,000 Account value - beginning of year 0 Deposit – 1/1/2019 1,000 Sales Policy fees (2) Interest credited 30 3% x $1,000 Account value – end of year 1,028 Key Assumptions: Deposit Accounting Model Premiums 0 NII 45 Insurance/Product Fees 2 Total Revenue 47 Benefits (interest credited) 30 Benefits (change in reserve) 0 Gross margin 17 Premium/ Benefit Model Premiums 1,000 NII 45 Insurance/Product Fees 0 Total Revenue 1,045 Benefits (interest credited) 0 Benefits (change in reserve) 1,028 Gross margin 17 1 3 4 1 2 3 4 5 2 1 5

F&G | Analyst Day 90 Basis of Presentation ► The following tables set forth our summary historical consolidated financial and operating data. The summary historical consolidated financial and operating data as of June 30, 2022 and for each of the six months ended June 30, 2022 and 2021 have been derived from our unaudited historical Condensed Consolidated Financial Statements and notes thereto. The summary historical consolidated financial data as it relates to the year ended December 31, 2021, the period from June 1 to December 31, 2020 (following the FNF Acquisition), and the predecessor results for the period from January 1, 2020 to May 31, 2020 and for the year ended December 31, 2019, as restated, have been derived from our audited historical Consolidated Financial Statements and notes thereto ► The comparability of certain results prior to the FNF acquisition and following the FNF acquisition were influenced by purchase accounting adjustments ► Additionally, our historical results are not necessarily indicative of future operating results

2019 2020 2020 2021 2021 2022 Predecessor Predecessor (As Restated) Consolidated Statements of Earnings Data: Total revenues $1,894 $155 $1,233 $3,962 $1,341 $815 Total expenses 1,473 369 1,147 2,885 888 184 Earnings (loss) from continuing operations before income taxes 421 (214) 86 1,077 453 631 Net earnings (loss) from continuing operations 361 (200) 161 857 360 466 Net earnings (loss) from discontinued operations, net of tax 51 (114) (25) 8 11 — Net earnings (loss) 412 (314) 136 865 371 466 Preferred stock dividend (a) 31 8 — — — — Net earnings (loss) available to common shareholders 381 (322) 136 865 371 466 Adjusted net earnings attributable to common shareholders $264 $64 $235 $361 $170 $210 Notable items favorable/(unfavorable) included in adjusted net earnings 60 (16) 86 64 34 20 Six months ended June 30, Year ended December 31, Period from January 1 to May 31, Period from June 1 to December 31, Year ended December 31, F&G | Analyst Day 91 Historical Financial Summary – Earnings Data (a) Preferred Stock was retired as part of the FNF Acquisition (Dollars in millions, except shares, in thousands, and per share data) Summary Historical Consolidated Financial And Operating Earnings Sheet Data

F&G | Analyst Day 92 Historical Financial Summary – Balance Sheet Data (Dollars in millions, except per share data) Summary Historical Consolidated Financial And Operating Balance Sheet Data (a) Debt-to-capital ratio is computed by dividing total debt by total capitalization (total debt plus total equity excluding AOCI) December 31, December 31, June 30, 2020 2021 2022 Consolidated Balance Sheet Data: Total Assets $39,756 $48,730 $49,626 Total Liabilities 35,682 44,245 47,132 Total Equity 4,074 4,485 2,494 Accumulated Other Comprehensive (Loss) Income (“AOCI”) 1,197 734 (2,130) Debt-to-Capital ratio (a) 11.9% 17.5% 18.1% Consolidated Balance Sheet Non-GAAP Data: Total Equity, excluding AOCI $2,877 $3,751 $4,624 Debt-to-Capital ratio excluding AOCI (a) 16.0% 20.2% 10.6% Return on Average Equity 7.1% 20.4% 24.4% Return on Average Equity excluding AOCI 8.4% 25.9% 24.2% Adjusted Return on Average Equity excluding AOCI 14.6% 10.8% 10.9%

Period from June 1 to December 31, 2019 2020 2020 2021 2021 2022 Predecessor Predecessor (As Restated) Select Metrics: Assets Under Management $26,420 $27,119 $28,553 $36,494 $31,760 $40,322 Average Assets Under Management 25,617 26,824 27,322 31,938 29,722 38,351 Adjusted Return on Assets 1.03% 0.57% 1.47% 1.13% 1.14% 1.10% Adjusted Yield on AAUM 4.56% 4.34% 4.70% 4.76% 4.78% 4.75% Interest Credited and Option Costs 2.27% 2.13% 2.08% 2.05% 2.13% 2.05% Net Investment Spread 2.29% 2.21% 2.62% 2.71% 2.65% 2.70% Year ended December 31, Period from January 1 to May 31, Year ended December 31, Six months ended June 30, F&G | Analyst Day 93 Historical Financial Summary – Select Metrics (Dollars in millions) Consolidated Highlights – Select Metrics

Year ended December 31, Year ended December 31, Year ended December 31, 2019 2020 2021 2021 2022 Predecessor Fixed indexed annuities (“FIA”) $2,820 $3,459 $4,310 $2,182 $2,076 Fixed rate annuities (“MYGA”) 776 776 1,738 979 1,560 Total annuity 3,596 4,235 6,048 3,161 3,636 Indexed universal life (“IUL”) 38 50 87 35 56 Funding agreements (“FABN/FHLB”) 297 200 2,310 1,125 1,443 Pension risk transfer (“PRT”) — — 1,147 — 527 Total Gross Sales $3,931 $4,485 $9,592 $4,321 $5,662 Sales attributable to f low reinsurance to third parties — — (869) (489) (780) Total Net Sales $3,931 $4,485 $8,723 $3,832 $4,882 Six months ended June 30, F&G | Analyst Day 94 Historical Financial Summary – Sales (Dollars in millions) Sales Results By Product

Year ended December 31, Period from January 1 to May 31, Period from June 1 to December 31, Year ended December 31, 2019 2020 2020 2021 2021 2022 Predecessor Predecessor (As Restated) Net earnings (loss) from continuing operations $361 ($200) $161 $857 $360 $466 Less preferred stock dividend (31) (8) — — — — Net earnings (loss) from continuing operations attributable to common shareholders $330 ($208) $161 $857 $360 $466 Non-GAAP adjustments: Recognized (gains) and losses, net Net realized and unrealized gains (losses) on fixed maturity available-for-sale securities, equity securities and other invested assets (175) 205 (170) (393) (214) 301 Change in allowance for expected credit losses — 23 40 (5) (3) 7 Change in fair value of reinsurance related embedded derivatives 72 (19) 53 (34) — (263) Change in fair value of other derivatives and embedded derivatives (7) 1 — (8) (5) (4) Recognized (gains) losses, net (110) 210 (77) (440) (222) 41 Indexed product related derivatives 41 195 123 (146) (181) (418) Purchase price amortization — — 16 26 13 11 Transaction costs and other non-recurring items (a) (1) 37 21 (279) 4 4 Amortization of actuarial intangibles and SOP-03-1 reserve offset on non-GAAP adjustments (10) (118) 20 215 148 38 Income taxes on non-GAAP adjustments 14 (52) (29) 128 48 68 Adjusted net earnings $264 $64 $235 $361 $170 $210 Notable items included in adjusted net earnings $60 ($16) $86 $64 $34 $20 Six months ended June 30, F&G | Analyst Day 95 Non-GAAP Measure Reconciliations (a) For the year ended December 31, 2021, reflects a one-time favorable adjustment to benefits and other changes in policy reserves and depreciation and amortization resulting from an actuarial system conversion which reflects modeling enhancement and other refinements of $284 (Dollars in millions) Reconciliation from Net Earnings (Loss) From Continuing Operations to Adjusted Net Earnings (Loss)

F&G | Analyst Day 96 Non-GAAP Measures and Definitions DEFINITIONS The following represents the definitions of non-GAAP measures used by the Company. Adjusted Net Earnings Attributable to Common Shareholders (Adjusted Net Earnings) Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations attributable to common shareholders to eliminate: i. Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio that differ from management's expectation of returns over the life of these assets; and the effect of changes in fair value of the reinsurance related embedded derivative; ii. Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; iii. Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (VODA)) recognized as a result of acquisition activities; iv. Transaction costs: the impacts related to acquisition, integration and merger related items v. Other "non-recurring", "infrequent" or "unusual items": Management excludes certain items determined to be “non-recurring”, “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years. Adjustments to adjusted net earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Return on Assets (ROA) Adjusted Return on Assets is calculated by dividing annualized adjusted net earnings by year-to-date AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM.

F&G | Analyst Day 97 Non-GAAP Measures and Definitions (continued) Adjusted Return on Average Equity excluding AOCI (Adj. ROE) Adjusted return on equity excluding AOCI is calculated by dividing adjusted net earnings by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the acquisition, the starting point for calculation of average equity was reset to June 1, 2020. The rolling average is calculated from the acquisition date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on equity. Adjusted Yield on AAUM Adjusted yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. Assets Under Management (AUM) AUM is calculated as the sum of: i. total invested assets at amortized cost, excluding derivatives, net of reinsurance qualifying for risk transfer in accordance with GAAP; ii. related party loans and investments; iii. accrued investment income; iv. the net payable/receivable for the purchase/sale of investments, and v. cash and cash equivalents excluding derivative collateral at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Average Assets Under Management (AAUM) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

F&G | Analyst Day 98 Non-GAAP Measures and Definitions (continued) Debt-to-Capital ratio excluding AOCI Debt-to-capital ratio excluding AOCI is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Net Investment Spread Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs. Notable Items included in Adjusted Net Earnings Each quarterly reporting period, we identify notable items that help explain the trends in our ANE as we believe these items, which can be core and/or non-core in nature, provide further insight to the financial performance of the business. Return on Average Equity Return on average equity is calculated by dividing net earnings (loss) available to common shareholders by total average equity. Average equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.As a result of the acquisition, the starting point for calculation of average equity was reset to June 1, 2020.The rolling average is calculated from the acquisition date forward to use available historical data points until 5 historical data points are available. Management considers the 5 point average to be a more precise measure of average equity over a one year period as it smooths any one period that might have a significant increase or decrease. Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders.

F&G | Analyst Day 99 Non-GAAP Measures and Definitions (continued) Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing net earnings (loss) available to common shareholders by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity excluding AOCI is calculated using the beginning and ending equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the acquisition, the starting point for calculation of average equity was reset to June 1, 2020. The rolling average is calculated from the acquisition date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments. Management considers the 5 point average to be a more precise measure of average equity over a one year period as it smooths any one period that might have a significant increase or decrease. Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e. contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Equity excluding AOCI Total equity excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity.